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                                                                   Exhibit 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No's. 033-63701, 333-42727, 333-94075, 333-94745,
333-41116, 333-62876, 333-69518) of Interland, Inc. (formerly Micron
Electronics, Inc.) of our report dated November 15, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP


Atlanta, Georgia
November 27, 2002